                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                         dated as of ____________, _____

                                     between

     Barclays Bank PLC                                              ("Party A")

     and

     Perpetual Trustees Consolidated Limited (ABN 81 004 029 841)
     in its capacity as trustee of the Crusade Global Trust No. 2
     of 2005                                                        ("Party B")

     and

     Crusade Management Limited (ABN 90 072 715 916)                ("Manager")

                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS

(1)  "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)  "SPECIFIED TRANSACTION" is not applicable.

(3)  (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and
     (iv) will not apply to Party A or Party B.

     (ii) Replace Section 5(a)(i) with:

          "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section
               2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business Day after the due date."

(4)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
     Insolvency Event under the Security Trust Deed has occurred in respect of
     Party A or Party B (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A, the events described in the definition of Insolvency Event (under the Security Trust Deed) shall apply to it as if Party A was a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust
     Deed in respect of Party B in its personal capacity will not constitute an
     Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party (who is notified to Party A) in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the ratings of the Class A-1 Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form.

                                                                          Page 1

(5)  The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

     will not apply to Party A.
     will not apply to Party B.

(6)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

     (i)  Market Quotation will apply; and

     (ii) the Second Method will apply.

(7)  "TERMINATION CURRENCY" means US$.

(8)  Section 6(a) is amended by replacing "20 days" in line 3 with "10 Local
     Business Days".

(9)  The following is an ADDITIONAL TERMINATION EVENT:

     Party A fails to comply with the requirements of Section 17 (in which case
     Party A is the Affected Party).

(10) Add a new Section 6(aa) after Section 6(a):

                    "(aa) RESTRICTED TERMINATION RIGHTS

                         (i)  TERMINATION BY PARTY B: Party B must not designate
                              an Early Termination Date without the prior
                              written consent of the Note Trustee.

                         (ii) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any
                              payment by Party B to Party A under this Agreement
                              is, or is likely to be, made subject to any
                              deduction or withholding on account of Tax, Party
                              B will endeavour to procure the substitution as
                              principal obligor under this Agreement in respect
                              of each affected Transaction of a Party B
                              incorporated in another jurisdiction approved by
                              Party A and the Note Trustee and in respect of
                              which the Designated Rating Agencies confirm that
                              the substitution will not cause a reduction or
                              withdrawal of the rating of any Notes."

(11) In Section 6(b)(ii), add the words "or to any other person approved by
     Party A" after the word "Affiliates" in the second last line of the first paragraph and add the words "so long as the transfer in respect of that
     Transaction would not lead to a downgrade or withdrawal of the then current rating of any Notes" after the words "ceases to exist" at the end of the first paragraph.

(12) Add the following sentence at the end of the last paragraph of Section
     6(b)(ii):

     "However, consent may be withheld if the other party considers (acting reasonably) that its credit exposure to the transferor would be adversely affected by the transfer."

(13) (i)  Replace paragraph (a) of Section 7 with the following:

          "(a) (i) (subject to sub-paragraph (ii)) Party A may make such a transfer, without the prior consent of any Designated Rating Agency or the other parties, pursuant to a consolidation, amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, or reorganisation, incorporation, reincorporation or reconstitution into or as another entity (but without prejudice to any other right or remedy under this Agreement); and

                                                                          Page 2

               (ii) the transfer referred to in sub-paragraph (i) may only be made where the transferee of all of Party A's interest or obligation in or under this Agreement has a short term credit rating of A-1+ from
          S&P and a long term credit rating of at least A2, a short term credit rating of P-1 from Moody's and a short term credit rating of F1 from
          Fitch Ratings and a long term credit rating of A+ from Fitch Ratings;
          and"

     (ii) Add a new paragraph to Section 7, immediately below paragraph (b):

     "(c) in the event that a trustee is appointed as a successor to Party B under the Trust Deed and the Supplementary Terms Notice (the
          "SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may)
          execute a novation agreement novating to the Successor Trustee the
          Transaction on the same terms or on other terms to be agreed between
          Party A, Party B and the Successor Trustee, and give written notice to each Designated Rating Agency of such novation."

                                                                          Page 3

                                     PART 2
                               TAX REPRESENTATIONS

(1)  PAYER TAX REPRESENTATIONS

     For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)  the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii); and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(2)  PAYEE TAX REPRESENTATIONS

     For the purpose of Section 3(f) of this Agreement, Party B makes the following representations:

     It is an Australian resident and does not derive payments under this
     Agreement in part or in whole carrying on business in a country outside
     Australia at or through a permanent establishment or itself in that country;

     For the purpose of Section 3(f) of this Agreement, Party A makes the following representation:

     It is fully eligible for the benefits of the "Business Profits" or
     "Industrial and Commercial Profits" provision, as the case may be, the
     "Interest" provision or the "Other Income" provision, if any, of the
     Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in Australia.

     "Specified Treaty" means the tax treaty applicable between the United
     Kingdom and the Commonwealth of Australia.

                                                                          Page 4

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following document as applicable:

(a)  Other documents to be delivered are:



PARTY REQUIRED TO                                                    DATE BY WHICH TO BE       COVERED BY SECTION
DELIVER DOCUMENT                FORM/DOCUMENT/CERTIFICATE                 DELIVERED           3(D) REPRESENTATION
-----------------------   ------------------------------------   --------------------------   -------------------

Manager                   Legal opinions as to the validity      Upon execution and                    No
                          and enforceability of the              delivery of this Agreement
                          obligations of Party B and the
                          Manager under this Agreement, the
                          Trust Deed, the Security Trust Deed
                          and the Class A-1 Notes in form and
                          substance and issued by legal
                          counsel reasonably acceptable to
                          Party A

Party B and the Manager   Certified copies of all corporate      Upon execution and                   Yes
                          authorisations (to be certified by     delivery of this Agreement
                          an Authorised Officer of the           or any relevant
                          relevant party) and any other          Confirmation
                          documents with respect to the
                          execution, delivery and performance
                          of this Agreement and each
                          Confirmation

Party A and Party B       Certificate of authority and           Upon execution and                   Yes
                          specimen signatures of individuals     delivery of this Agreement
                          executing this Agreement,              and thereafter upon
                          Confirmations and each Credit          request of the other party
                          Support Document (as applicable)

Manager                   Copies (certified to be true copies    Upon execution and                   Yes
                          by an authorised signatory of the      delivery of this Agreement
                          Manager) of the Trust Deed, the
                          Security Trust Deed, the Note Trust
                          Deed, the Supplementary Terms
                          Notice, the Notice of Creation of
                          Trust and the Agency Agreement.

Manager                   A copy (certified to be a true copy    Promptly upon any such               Yes
                          by an authorised signatory of the      document becoming
                          Manager) of any document amending or   effective in accordance
                          varying the terms of the Trust Deed,   with its terms
                          the Security Trust Deed, the Note
                          Trust Deed or the Supplementary
                          Terms Notice where such amendment
                          affects this Agreement or Party A's
                          rights or obligations under this
                          Agreement


                                                                          Page 5



Party A                   A legal opinion as to the capacity     Upon execution and                   Yes
                          and authority of Party A to enter      delivery of this Agreement
                          into, and perform its obligations
                          under this Agreement and each
                          Confirmation.

Manager                   A copy of any notice provided by the   At such time as the                  Yes
                          Manager to Class A-1 Noteholders.      relevant notice is
                                                                 provided by the Manager to
                                                                 Class A-1 Noteholders.


                                                                          Page 6

                                     PART 4

                                  MISCELLANEOUS

(1)  ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     (a)  For notices regarding operation, payment and confirmation matters only, notices should be sent to the branch set out in the relevant
          Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or
          13, to:

          Barclays Bank PLC
          5 The North Colonnade
          Canary Wharf
          London E14 4BB
          United Kingdom

          Attention: Derivatives Director, Legal Division (marked urgent)
          Telephone: (+44) 207 773 2224
          Facsimile: (+44) 207 773 4932

     (b)  All notices or communications to Party B under this Agreement shall be sent to:

          Level 7, 9 Castlereagh Street, Sydney NSW 2000
          Attention: Manager, Securitisation
          Telephone: (+61) 2 9229 9000
          Facsimile: (+61) 2 9221 7870
          Telex:     N/A

     (c)  All notices or communications to the Manager under this Agreement shall be sent to:

          Level 12, 55 Market Street, Sydney NSW 2000
          Attention: Middle Office Compliance Manager
          Telephone: +61 2 9320 5526
          Facsimile: +61 2 9320 5589
          Telex:     N/A

(2)  PROCESS AGENT. For the purpose of Section 13(c):

     Party A appoints as its Process Agent: Not applicable

     Party B appoints as its Process Agent: Mallesons Stephen Jaques
                                            6th Floor
                                            Alder Castle
                                            10 Noble Street
                                            London EC2V 7JX
                                            United Kingdom

(3)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(4)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is a not Multibranch Party and may act through its office in
     London.
     Party B is not a Multibranch Party.

                                                                          Page 7

(5)  CALCULATION AGENT. The Calculation Agent is Party A, unless:

     (i)  otherwise specified in a Confirmation in relation to the relevant
          Transaction; or

     (ii) an Event of Default (where Party A is the Defaulting Party) has occurred, in which case the Calculation Agent will be the Manager.

     All calculations made by the Calculation Agent must be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. If any party objects in good faith to any calculation made by the
     Calculation Agent, the parties must negotiate in good faith to agree on an independent lead dealer to make such calculation, and if they cannot so agree within three Business Days, they will each promptly choose an independent leading dealer and instruct such dealers to agree on another independent leading dealer to make such calculation. The calculation of any such dealer so appointed will be binding on the parties in the absence of manifest error and the costs of such appointment will be shared equally between Party A and Party B.

(6)  CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document:

     (i)  In relation to Party A: Nil

     (ii) In relation to Party B: Security Trust Deed

(7)  CREDIT SUPPORT PROVIDER.

     Credit Support Provider means in relation to Party A: Not applicable
     Credit Support Provider means in relation to Party B: Not applicable

(8)  NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) will apply to
     Transactions entered into under this Agreement unless specified otherwise in a Confirmation.

(9)  GOVERNING LAW. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws in force in England and Wales.

(10) "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. For the purposes of Section 3(c), each of Party B and the
     Manager are deemed not to have any Affiliates.

(11) All payments other than payments of Eligible Credit Support to be made to
     Party B under this Agreement by Party A must be made to the account specified in the Confirmation (the 'US$ Account').

Any payment so made will, to the extent of that payment, satisfy Party A's obligation to Party B in respect of that payment.

                                                                          Page 8

                                     PART 5

                                OTHER PROVISIONS

(1)  REDUCTION OF PAYMENT OBLIGATIONS. In the event that a payment made by Party
     B to Party A under a Transaction is less than the amount which Party B would be required to pay Party A, the payment obligation of Party A to
     Party B shall be rateably reduced to the extent of the reduction in the amount paid by Party B to Party A. For the avoidance of doubt the payment of a reduced amount by Party A under this Agreement shall not constitute a breach of the payment obligations specified in Section 2(a)(i).

(2)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party and, in the case of any payment payable by Party A to Party B, will be discharged by Party A depositing that payment by 10.00am (New York time) into the US$
          Account."

(3)  In Section 2(a)(ii), after "freely transferable funds" add the words and
     "save as required by law, free of any set-off, counterclaim, deduction or withholding (and except as expressly provided in this Agreement)."

(4)  Insert new Sections 2(a)(iv) and 2(a)(v) immediately after Section
     2(a)(iii) as follows:

     "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if such party has satisfied all its payment and delivery obligations under Section
          2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

     "(v) Where:

          (1)  payments are due pursuant to Section 2(a)(i) by Party A to Party
               B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B
               PAYMENT") on the same day; and

          (2)  the Security Trust Deed has become, and remains at that time, enforceable,

          then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that
          Party A first receives either:

          (3)  the Party B Payment; or

          (4)  confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."

(5)  Add the following new sentence to Section 2(b):

          "Each new account so designated must be in the same tax jurisdiction as the original account."

(6)  Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

          "if and only if X is Party A and".

(7)  In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

                                                                          Page 9

(8)  TELEPHONE RECORDING: Each party consents to the recording of the telephone conversations of trading and marketing personnel in connection with this
     Agreement or any potential Transaction and consents to such recording being used as evidence in court proceedings.

(9)  FURTHER REPRESENTATIONS. Insert new Sections 3(g), 3(h) and 3(i)
     immediately after Section 3(f) as follows:

     "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under this
          Agreement or any Transaction (other than, in respect of Party B, the trust created pursuant to the Trust Deed and the Supplementary Terms
          Notice) and has not given any charge over its rights under this
          Agreement or any Transaction in the case of Party A, or any charge over the assets of the Trust (other than under the Security Trust
          Deed), in the case of Party B."

     (h)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i)  NON-RELIANCE. It is acting for its own account (in the case of
               Party B as trustee of the Trust), and it has made its own
               independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication
               (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being
               understood that information and explanations related to the terms and conditions of a Transaction shall not be considered
               investment advice or a recommendation to enter into that
               Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
               independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes (in the case of Party B, subject to sub-paragraph (i)), the risks of that Transaction.

          (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction (other than in the case of Party B, the Manager)."

     (i)  TRUST. Party B represents to Party A, in respect of Party B only
          (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i)  TRUST VALIDLY CREATED. The Trust has been validly created under the laws by which it is stated to be governed and is in existence at the date of this Agreement.

          (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

          (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

                                                                         Page 10

          (iv) POWER. Party B has power under the Trust Deed to enter into this
               Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

          (v)  GOOD TITLE. Party B has equitable title to the Assets of the
               Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any
               Security Interest permitted under the Trust Deed, as far as Party
               B is aware, those Assets are free from all other Security
               Interests (except for Party B's right of indemnity out of the
               Assets of the Trust)."

(10) In Section 4, add the following new paragraph immediately after Section
     4(e):

     "(f) CONTRACTING AS PRINCIPAL. Party A will enter into each Transaction as principal and not otherwise and, subject to Section 15, Party B will enter into each Transaction in its capacity as trustee of the Trust and not otherwise. Any reference to Party B in this Agreement is in its capacity as trustee of the Trust."

(11) CONFIRMATIONS. With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B (with a copy to the
     Manager) a Confirmation confirming that Transaction and both Party B and the Manager must promptly then confirm the accuracy of or request the correction of such Confirmation. Notwithstanding the provisions of Section
     9(e)(ii), where a Transaction is confirmed by means of facsimile or an electronic messaging system, such message will constitute a Confirmation even where not so specified in that Confirmation.

(12) Section 12 is amended as follows:

     (i)  In Section 12(a), delete the words "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)" in lines 2 and 3.

     (ii) Section 12(a)(iii) is replaced with:

          "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form".

     (iii) In Section 12(a)(v), replace the words "electronic message is received" with "the facsimile transmission confirming the electronic message is sent and deemed effective in accordance with sub-paragraph
          (iii)".

(13) ISDA DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International
     Swaps and Derivatives Association, Inc) (the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA
     Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each
     Confirmation.

(14) SCOPE OF AGREEMENT.

     Any reference to a:

                                                                         Page 11

     (a)  "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purposes of interpreting this Agreement or any Confirmation; and

     (b)  "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the
          ISDA Definitions.

(15) INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

     (i)  any Confirmation;

     (ii) the Schedule to the Agreement and Credit Support Annex;

     (iii) the printed form of the ISDA Master Agreement and the ISDA Credit
          Support Annex;

     (iv) the 2000 ISDA Definitions.

(16) DEFINITIONS AND INTERPRETATION

     Section 14 of the Agreement is modified as follows:

     (a)  New definitions are inserted as follows:

          "ACCEPTABLE ARRANGEMENT" means an arrangement which each relevant
          Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

          "APPROVED BANK" means a Bank which has a short term credit rating of
          A-1+ from S&P, P-1 from Moody's and F1 from Fitch Ratings.

          "DOWNGRADE" means in relation to a Currency Swap, the withdrawal or downgrade of Party A's credit rating by a Designated Rating Agency resulting in Party A not having the Required Rating for that Currency
          Swap.

          "MAJOR DOWNGRADE" means a Downgrade resulting in Party A having:

          (i)  a short term credit rating of less than A-1 by S & P;

          (ii) a short term credit rating of less than P-2 by Moody's or a long term credit rating of less than A-3 by Moody's; or

          (iii) a short term credit rating of less than F2 by Fitch Ratings or a long term credit rating of less than BBB+ by Fitch Ratings.

          "MINOR DOWNGRADE" means in relation to a Currency Swap, any Downgrade which is not a Major Downgrade for that Currency Swap.

          "MORTGAGED PROPERTY" has the meaning given in the Security Trust Deed.

          "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to the Class A-1 Notes by a Designated Rating
          Agency which results or would result in any rating assigned to the
          Class A-1 Notes being less than that specified in clause 4.2(f) of the
          Supplementary Terms Notice.

          "REPLACEMENT CURRENCY SWAP PROVIDER" means, at any time, a person that has agreed to replace Party A at that time and has a credit rating not less than the Required Rating.

          "REQUIRED RATING" means a credit rating of not less than:

                                                                         Page 12

          (i)  A-1+ (short term) by S & P;

          (ii) P-1 (short term) and A2 (long term) by Moody's; and

          (iii) F1 (short term) and A+ (long term) by Fitch Ratings.

          "RELEVANT SWAP TRANSACTION" means each Transaction which is a currency swap for the Class A-1 Notes only.

          "SECURITY TRUST DEED" means the Security Trust Deed dated [*] 2005 between Party B as issuing trustee, Crusade Management Limited as
          Manager, P.T. Limited as security trustee and The Bank of New York as note trustee.

          The definition of Tax is replaced with:

          "TAX" has the meaning given in the Trust Deed.

          "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2005 Supplementary Terms
          Notice dated on or about the date of this Agreement between (amongst others) Party B, St. George Bank Limited and the Manager
          ("SUPPLEMENTARY TERMS NOTICE") and each of the following expressions has the meanings given to them in the Trust Deed and the Supplementary
          Terms Notice.

     (b)  Each of the following expressions has the meanings given to them in the Trust Deed and the Security Trust Deed (as the case may be):

          "AGENCY AGREEMENT"
          "ASSET"
          "BANK"
          "CURRENCY SWAP"
          "CLASS A-1 NOTES"
          "CLASS A-1 NOTEHOLDER"
          "CURRENCY SWAP"
          "DESIGNATED RATING AGENCY"
          "EXTRAORDINARY RESOLUTION"
          "FINAL MATURITY DATE"
          "HEDGE AGREEMENT"
          "INSOLVENCY EVENT"
          "INVESTED AMOUNT"
          "MORTGAGED PROPERTY"
          "NOTEHOLDER"
          "NOTE TRUSTEE"
          "PRINCIPAL PAYING AGENT"
          "PURCHASED RECEIVABLES"
          "SECURITY TRUST DEED"
          "SECURITY TRUSTEE"
          "STATED AMOUNT"
          "SUPPORT FACILITY PROVIDER"
          "TRUST"
          "TRUST EXPENSE"

     (c)  TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

          (i)  all Transactions under this Agreement are "Hedge Agreements";

          (ii) Party A is a "Support Facility Provider",

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          (iii) all obligations of Party B under this Agreement and any/all
               Transactions under it are Secured Moneys.

     (d)  Unless defined in this Agreement, words and phrases defined in the
          Trust Deed, the Security Trust Deed and the Supplementary Terms Notice
          (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust
          Deed, Security Trust Deed or the Supplementary Terms Notice (on the
          other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Trust (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the
          Supplementary Terms Notice).

     (e)  Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another
          Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this
          Agreement.

(17) New Sections 15 and 16 are inserted immediately after Section 14 as follows:

     "15. PARTY B PROVISIONS

          (a)  (A) General

               Clause 30 of the Trust Deed applies to the obligations and liabilities of Party B under this Agreement. Clause 16 of the
               Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

               (B)  Limitation of Party B's Liability

               (1)  Party B enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to
                    paragraph (3) below, a liability arising under or in
                    connection with this Agreement or the Trust can be enforced against Party B only to the extent to which it can be
                    satisfied out of the assets and property of the Trust which are available to satisfy the right of Party B to be
                    exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and
                    obligations of Party B in any way connected with any
                    representation, warranty, conduct, omission, agreement or
                    transaction related to this Agreement or the Trust.

               (2)  Subject to subparagraph (3) below, no person (including any
                    Relevant Party) may take action against Party B in any
                    capacity other than as trustee of the Trust or seek the
                    appointment of a receiver (except under this agreement), or a liquidator, an administrator or any similar person to
                    Party B or prove in any liquidation, administration or
                    arrangements of or affecting Party B (except in relation to the assets of the Trust).

               (3)  The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by
                    operation of law there is a reduction in the extent of the
                    Party B's indemnification or exoneration out of the Assets of the Trust as a result of Party B's fraud, negligence, or
                    Default.

                                                                         Page 14

               (4)  It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust (other than Party A in its capacity as currency swap provider under this Agreement, in respect of which its obligations are limited to this
                    Agreement). No act or omission of Party B (including any
                    related failure to satisfy its obligations under this
                    Agreement) will be considered fraud, negligence or Default of Party B for the purpose of subparagraph (3) above to the extent to which the act or omission was caused or
                    contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by Party B in
                    accordance with this Agreement or any other Transaction
                    Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

               (5)  In exercising their powers under the Transaction Documents, each of Party B, the Security Trustee and the Noteholders
                    must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this
                    Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud,
                    negligence, or Default of Party B for the purpose of
                    subparagraph (3) above.

               (6)  In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, each Paying Agent, the
                    Note Trustee, and the provider of a Support Facility.

               (7)  Nothing in this clause limits the obligations expressly imposed on Party B under the Transaction Documents.

          (b)  Nothing in paragraph (a) limits Party A in:

               (i)  obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

               (ii) obtaining declaratory relief; or

               (iii) in relation to its rights under the Security Trust Deed.

          (c)  Except as provided in paragraphs (a) and (b), Party A shall not

               (i)  (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;

               (ii) (STATUTORY DEMAND) issue any demand under s459E(1) of the
                    Corporations Act 2001 (Cth) (or any analogous provision
                    under any other law) against Party B;

               (iii) (WINDING UP) apply for the winding up or dissolution of
                    Party B;

               (iv) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

               (v)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

               (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

               (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

               or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings."

                                                                         Page 15

     "16. REPLACEMENT CURRENCY SWAP

          (a)  If this Agreement or any Transaction under this Agreement is terminated prior to the day upon which the Class A-1 Notes are repaid in full, Party B must, subject to paragraph (b) and at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP") but only on the following
               conditions:

               (i)  the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the
                    Supplementary Terms Notice and this Agreement;

               (ii) the Designated Ratings Agencies confirm that entry into the
                    Replacement Currency Swap by Party B will not cause a Note
                    Downgrade; and

               (iii) the liability of Party B under the Replacement Currency
                    Swap is limited to at least the same extent that its
                    liability is limited under this Agreement or the relevant
                    Transaction under this Agreement.

          (b)  If the conditions in Section 16(a) are satisfied, Party B must, at the direction of the Manager, enter into the Replacement
               Currency Swap and if it does so it must direct the Replacement
               Currency Swap Provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in Section
               16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by
               Party B as a Trust Expense.

          (c)  If the conditions in Section 16(a) are satisfied and Party B has entered into the Replacement Currency Swap, Party B must direct
               Party A to pay any Settlement Amount payable by Party A to Party
               B on termination of this Agreement directly to the Replacement
               Currency Swap Provider as payment of any premium (to the extent of the Settlement Amount) payable by Party B to enter into the
               Replacement Currency Swap. Such payment by Party A to the
               Replacement Currency Swap Provider shall be in full discharge of
               Party A's obligation to make any payment to Party B in respect of the termination of this Agreement and no further amounts shall be due from Party A in respect of such termination. If such premium is greater than the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense payable to the
               Replacement Currency Swap Provider in accordance with clause 5.1 of the Supplementary Terms Notice."

(18) NOVATION

     Notwithstanding Section 7 as amended herein, Party A may at any time novate its obligations under this Agreement to any of its Affiliates (the "NEW
     COUNTERPARTY") provided that:

     (a)  the New Counterparty provides a legal opinion to Party B that this
          Agreement, as novated, is valid, binding and enforceable against it
          (subject to equitable doctrines and creditors' rights generally); and

     (b)  the New Counterparty has the Required Rating.

     Party B and the Manager will execute all such documents (each in a form reasonably satisfactory to Party B) as are reasonably necessary to give effect to that novation."

                                                                         Page 16

(19) APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed
     Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed.
     Accordingly, subject to the terms of the Trust Deed, the Manager:

          (i)  may arrange, enter into, and monitor Transactions, execute
               Confirmations and exercise all other rights and powers of Party B under this Agreement; and

          (ii) without limiting the generality of the foregoing, the Manager shall, issue and receive, on behalf of Party B all notices,
               Confirmations, certificates and other communications to or by
               Party A under this Agreement.

(20) A new Section 17 is added as follows:

"17  RATING DOWNGRADE

     (a)  If, at any time, a Downgrade occurs and the downgrade constitutes a
          Minor Downgrade, Party A shall, within 30 days (or such greater period as agreed to in writing by the relevant Designated Rating Agency), comply with Section 17(c).

     (b)  If, at any time, a Downgrade occurs and the downgrade constitutes a
          Major Downgrade, Party A shall immediately (or such greater period as agreed by the relevant Designated Rating Agency) comply with Section
          17(c)(i). Party A must continue to comply with Section 17(c)(i) until such time (no later than 30 days of the Major Downgrade occurring (or such greater period as agreed by the relevant Designated Rating
          Agency)) that it complies with Section 17(c)(ii), (iii) or (iv).

     (c)  Where Party A is required to comply with this Section 17(c) it must, subject to paragraph (b), at its cost do one of the following:

          (i)  transfer Eligible Credit Support to Party B in accordance with the Credit Support Annex attached to this Agreement (including by the deposit of US$ to the credit of a Swap Collateral Account);

          (ii) procure a novation of its rights and obligations under each
               Transaction to a Replacement Currency Swap Provider;

          (iii) procure another person to become co-obligor in respect of the obligations of Party A under each Transaction. Such co-obligor may be either:

               (A)  a person with the Required Rating domiciled in the same legal jurisdiction as Party A or Party B; or

               (B)  a person otherwise acceptable to each Designated Rating
                    Agency; or

          (iv) enter, or procure entry, into an Acceptable Arrangement.

     (d)  Where Party B has not established a Swap Collateral Account and Party
          A is required to deposit monies into a Swap Collateral Account, the
          Manager must direct Party B to, and Party B must, establish, as soon as practicable, and maintain, in the name of Party B an account with an Approved Bank, which account shall be, for the purposes of this
          Section 17, the "SWAP COLLATERAL ACCOUNT".

     (e)  Party B, at the direction of the Manager, may only dispose of any
          Eligible Credit Support acquired or transferred to it under Section
          17(c)(i) or make withdrawals from the Swap Collateral Account: (i) in accordance with the terms of the Credit Support Annex attached to this
          Agreement; or (ii) otherwise if directed to do so by the Manager and in such latter case only for the purpose of:

                                                                         Page 17

          (i)  withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

          (ii) paying any bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account; or

          (iii) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

     (f)  Party B, at the direction of the Manager, may only invest any amounts standing to the credit of a Swap Collateral Account in Eligible Credit
          Support that matures on or prior to the next Payment Date.

     (g)  The Credit Support Amount must be denominated in US$, pounds sterling,
          Australian dollars or in such other currency as approved by each
          Designated Rating Agency."

(21) EXCHANGE CONTROLS

     Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:-

     "This sub-paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")." For the avoidance of doubt:

     (A)  exchange controls do not constitute an Illegality or other Termination
          Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

     (B)  if and for so long as exchange controls are imposed, delivery by Party
          B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that
          Confirmation will constitute proper payment of those amounts by Party
          B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(22) PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

     (i)  the "Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

     (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to
          Party A for that purpose. Party A is entitled to rely on any such notice.

(23) NO AMENDMENT. Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A (which will not be unreasonably withheld).

(23) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
     Section will be subject to any Set-off." At the end of the first paragraph.

                                                                         Page 18

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

BARCLAYS BANK PLC                       PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                        as trustee of Crusade Global Trust No. 2
                                        of 2005

By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
Title:                                  Title:

CRUSADE MANAGEMENT LIMITED

By:
    ---------------------------------
Name:
Title:

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